UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2023

SALEM MEDIA GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-26497	77-0121400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4880 Santa Rosa Road, Camarillo, California	93012
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 987-0400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	SALM	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Additional 7.125% Senior Secured Notes due 2028

On March 20, 2023, Salem Media Group, Inc. (the “Company”) issued and sold an aggregate principal amount of $44,685,000 in additional 7.125% Senior Secured Notes due 2028 (the “Additional 2028 Notes”) pursuant to an indenture, dated as of September 10, 2021 (the “Base Indenture”), as amended and supplemented by a supplemental indenture, dated as of March 20, 2023 (the “First Supplemental Indenture” and together with the Base Indenture, the “2028 Notes Indenture”), among the Company, the guarantors named therein (the “Subsidiary Guarantors”) and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as trustee (the “Trustee”) and collateral agent (the “Collateral Agent”). The Additional 2028 Notes are guaranteed on a senior secured basis by each of the Subsidiary Guarantors. The Additional 2028 Notes will accrue interest from March 20, 2023 with an initial interest payment date of June 1, 2023 and will otherwise have the same terms as, and be treated as a single class for all purposes of the Indenture with, the Company’s outstanding 7.125% Senior Secured Notes due 2028 originally issued on September 10, 2021 (the “Existing 2028 Notes” and together with the Additional 2028 Notes, the “Notes”), except that the Additional 2028 Notes have been issued under a separate CUSIP number from the Existing 2028 Notes.

The Additional 2028 Notes were sold to certain purchasers who the Company believes to be qualified institutional buyers pursuant to a purchase agreement, dated as of September 10, 2021 (as amended, supplemented or otherwise modified to the date hereof, the “Purchase Agreement”), among the Company, the subsidiaries of the Company party thereto and the purchasers named therein (the “Purchasers”).

The Company will use a portion of the net proceeds of the sale of the Additional 2028 Notes to redeem in full its outstanding 6.750% Senior Secured Notes due 2024 (the “2024 Notes”) in an aggregate principal amount of $36,535,000, which are governed by that certain indenture, dated as of May 19, 2017 (as amended, supplemented or otherwise modified to the date hereof, the “2024 Notes Indenture”), among the Company, the guarantors named therein and U.S. Bank National Association, as predecessor trustee and collateral agent to UMB Bank, N.A., as successor trustee (the “2024 Notes Trustee”) and collateral agent, pursuant to an irrevocable redemption notice issued by the Company on February 20, 2023 in accordance with the 2024 Notes Indenture (the “2024 Notes Redemption”). The 2024 Notes will be redeemed on March 27, 2023 (the “Redemption Date”) at a redemption price equal to 100% of the principal amount of the 2024 Notes being redeemed, plus accrued and unpaid interest thereon to, but excluding, the Redemption Date.

In connection with the 2024 Notes Redemption, on March 20, 2024, the Company satisfied and discharged its obligations under the 2024 Notes Indenture by delivering to the 2024 Notes Trustee all amounts due to be paid to effect the 2024 Notes Redemption on the Redemption Date.

The Additional 2028 Notes and the related guarantees have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any other jurisdiction, and may not be offered or sold in the United States or to U.S. persons absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act or any state securities laws.

First Supplemental Indenture

In addition to providing for the issuance of the Additional 2028 Notes, the First Supplemental Indenture added certain additional subsidiaries of the Company as Subsidiary Guarantors of the Notes and amended the 2028 Notes Indenture to decrease the Consolidated Total Debt Ratio (as defined in the 2028 Notes Indenture) which must be met in order for the Company to pay certain quarterly cash dividends.

A copy of each of the Base Indenture, the First Supplemental Indenture and the Purchase Agreement is attached as Exhibit 4.1, Exhibit 4.2 and Exhibit 4.3, respectively, to this current report on Form 8-K. The foregoing descriptions of the Base Indenture, the First Supplemental Indenture and the Purchase Agreement are qualified in their entirety by reference to such exhibits, which are incorporated herein by reference.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information included in Item 1.01 of this current report on Form 8-K under the heading “Additional 7.125% Senior Secured Notes due 2028” is hereby incorporated by reference into this Item 2.03.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits. The following exhibits are filed with this current report on Form 8-K:

Exhibit No.	Description

4.1	Indenture, dated as of September 10, 2021, among Salem Media Group, Inc., the subsidiary guarantors party thereto and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as trustee and collateral agent (incorporated by reference to Exhibit 4.4 of the Current Report on Form 8-K filed on September 16, 2021)

4.2	First Supplemental Indenture, dated as of March 20, 2023, among Salem Media Group, Inc., the subsidiary guarantors party thereto and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as trustee and collateral agent

4.3	Purchase Agreement, dated as of September 10, 2021, by and among Salem Media Group, Inc., the subsidiary guarantors party thereto and the purchasers named therein (incorporated by reference to Exhibit 4.2 of the Current Report on Form 8-K filed on September 16, 2021)

4.4	Form of 7.125% Senior Secured Note due 2028

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SALEM MEDIA GROUP, INC.

Date: March 20, 2023	/s/ Christopher J. Henderson
Christopher J. Henderson
Executive Vice President, General Counsel and Secretary